EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Farahi, Chief Executive Officer of Monarch Casino & Resort, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

3.               The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

4.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOHN FARAHI

John Farahi
Chief Executive Officer
March 13, 2009